Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	Goodwill and Other Intangible Assets
The following table summarizes the changes in the Company’s goodwill balances as of December 31, 2018 and 2019:

	Web presence	Digital marketing	Total
	(in thousands)
Goodwill balance at December 31, 2017	$1,246,277	$604,305	$1,850,582
Foreign translation impact	(1,517)	—	(1,517)
Goodwill balance at December 31, 2018	$1,244,760	$604,305	$1,849,065
Goodwill related to 2019 acquisition	—	6,973	6,973
Goodwill related to 2019 divestiture	—	(7,864)	(7,864)
Foreign translation impact	(531)	—	(531)
Impairment	(12,333)	—	(12,333)
Goodwill balance at December 31, 2019	$1,231,896	$603,414	$1,835,310

In accordance with ASC 350, the Company reviews goodwill and other indefinite-lived intangible assets for indicators of impairment on an annual basis, in addition to ad hoc reviews of goodwill if an event occurs or circumstances change that would more likely than not reduce the fair value of goodwill below its carrying amount.
As of December 31, 2018, other intangible assets consisted of the following:

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life
	(dollars in thousands)
Developed technology	$284,266	$180,914	$103,352	7 years
Subscriber relationships	659,515	486,518	172,997	7 years
Tradenames	134,048	84,617	49,431	8 years
Intellectual property	34,263	28,954	5,309	5 years
Domain names available for sale	30,981	9,554	21,427	Indefinite
Total December 31, 2018	$1,143,073	$790,557	$352,516

As of December 31, 2019, other intangible assets consisted of the following:

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life
	(dollars in thousands)
Developed technology	$280,330	$207,844	$72,486	7 years
Subscriber relationships	659,837	529,276	130,561	7 years
Tradenames	134,046	94,982	39,064	8 years
Intellectual property	34,263	31,372	2,891	5 years
Domain names available for sale	18,160	18,160	—	Indefinite
Total December 31, 2019	$1,126,636	$881,634	$245,002

During the year ended December 31, 2018 there were no impairment charges of intangible assets. During the year ended December 31, 2019, the Company recorded an aggregate impairment charge of $25.2 million relating to premium domain name intangible assets acquired in 2014, consisting of an impairment charge of $17.9 million recognized in the three months ended June 30, 2019 and an impairment charge of $7.3 million in the three months ended December 31, 2019. Both of these impairment charges were recorded in cost of revenue in the consolidated statements of operations and comprehensive income (loss). The impairments resulted from recent market conditions that have adversely impacted cash flows from these assets, and these market conditions are expected to continue.
The estimated useful lives of the individual categories of other intangible assets are based on the nature of the applicable intangible asset and the expected future cash flows to be derived from the intangible asset. Amortization of intangible assets with finite lives is recognized over the period of time the assets are expected to contribute to future cash flows. The Company amortizes finite-lived intangible assets over the period in which the economic benefits are expected to be realized based upon their estimated projected cash flows.
The Company’s amortization expense is included in cost of revenue in the aggregate amounts of $140.4 million, $103.1 million, and $85.2 million for the years ended December 31, 2017, 2018 and 2019, respectively.
As of December 31, 2019, the expected future amortization of the other intangible assets, excluding indefinite life and in-process research and development intangibles, was approximately as follows:

Amount
Year Ending December 31,	(in thousands)
2020	$71,321
2021	61,322
2022	37,699
2023	18,178
2024	13,935
Thereafter	42,547
Total	$245,002